UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: August 31, 2008

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.
Portfolio of investments — August 31, 2008 (unaudited)

	Face
	amount	Value

Bonds — 77.44%
US bonds — 22.06%
US corporate bonds — 6.92%
Bank One Corp.,
7.875%, due 08/01/10	$2,000,000	$2,103,784
Bear Stearns Cos. Inc.,
2.927%, due 05/18/10(1)	1,000,000	986,320
Citigroup Inc.,
5.125%, due 02/14/11	2,000,000	1,975,098
Fortune Brands, Inc.,
5.375%, due 01/15/16	2,000,000	1,825,166
General Electric Capital Corp.,
6.000%, due 06/15/12	2,000,000	2,075,634
GMAC LLC,
6.875%, due 09/15/11	1,000,000	620,540
HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,075,802
Residential Capital LLC,
8.125%, due 11/21/08(2)	975,000	872,625
Sprint Capital Corp.,
7.625%, due 01/30/11	1,000,000	1,000,000
Washington Mutual Preferred Funding LLC.,
9.750%, due 12/15/17(1),(3),(4)	1,000,000	450,000

Total US corporate bonds
(cost — $15,856,417)		13,984,969

Asset-backed securities — 2.04%
American Home Mortgage Investment Trust,
Series 06-3, Class 4A,
2.662%, due 11/25/35(1)	1,480,166	547,321
Argent Securities, Inc.,
Series 06-M3, Class A2A,
2.522%, due 10/25/36(1)	74,452	72,608
First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FFB, Class A2,
2.602%, due 12/25/26(1)	472,655	118,164
Harley-Davidson Motorcycle Trust,
Series 07-1, Class C,
5.540%, due 04/15/15	450,000	313,194
Home Equity Mortgage Trust,
Series 06-3, Class A1,
5.472%, due 09/25/36(1)	1,944,232	631,875
Series 06-5, Class A1,
5.500%, due 01/25/37(2)	368,202	108,620
Series 06-4, Class A1,
5.671%, due 11/25/36(2)	1,746,218	436,554
Lake Country Mortgage Loan Trust,
Series 05-HE1, Class A2,
2.852%, due 12/25/32(1),(3)	113,491	113,023
Merrill Lynch Mortgage Investors, Inc.,
Series 06-AHL1, Class A2A,
2.522%, due 05/25/37(1)	102,991	101,648
Series 06-SL1, Class A,
2.652%, due 09/25/36(1)	102,403	41,089
Nomura Asset Acceptance Corp.,
Series 06-S4, Class A1,
2.642%, due 08/25/36(1)	869,287	156,472
Popular ABS Mortgage Pass-Through Trust,
Series 06-E, Class A1,
2.562%, due 01/25/37(1)	103,339	99,320
Renaissance Home Equity Loan Trust,
Series 06-4, Class AV1,
2.542%, due 01/25/37(1)	635,043	616,251
Residential Asset Mortgage Products, Inc.,
Series 06-RS5, Class A1,
2.531%, due 09/25/36(1)	41,602	41,008
Series 06-RS4, Class A1,
2.552%, due 07/25/36(1)	64,349	63,854
Residential Asset Securities, Corp.,
Series 05-KS11, Class AI3,
2.672%, due 12/25/35(1)	178,729	167,709
SACO I Trust,
Series 06-5, Class 2A1,
2.622%, due 05/25/36(1),(5)	865,628	202,261
Soundview Home Equity Loan Trust,
Series 06-EQ2, Class A1
2.552%, due 01/25/37(1)	165,528	161,754

Strategic Global Income Fund, Inc.
Portfolio of investments — August 31, 2008 (unaudited)

	Face
	amount		Value

Series 06-WF1, Class A1A,
2.572%, due 10/25/36(1)		$48,382	$48,033
Series 06-OPT3, Class 2A2,
2.582%, due 06/25/36(1)		87,413	84,843
Series 06-OPT2, Class A2,
2.592%, due 05/25/36(1)		2,880	2,855

Total asset-backed securities
(cost — $6,068,676)			4,128,456

Commercial mortgage-backed securities — 0.85%
Credit Suisse Mortgage Capital Certificates,
Series 06-4, Class CB1,
5.754%, due 05/25/36(1)		942,644	56,559
Series 06-7, Class B1,
6.309%, due 08/25/36(1)		989,394	86,572
Series 06-7, Class B3,
6.309%, due 08/25/36(1)		2,267,691	56,692
LB Commercial Conduit Mortgage Trust,
Series 98-C4, Class G,
5.600%, due 10/15/35(3)		1,000,000	702,453
Morgan Stanley Dean Witter Capital I,
Series 00-LIF2, Class A2,
7.200%, due 10/15/33		782,640	805,124

Total commercial mortgage-backed securities
(cost — $2,284,953)			1,707,400

Mortgage & agency debt securities — 8.16%
Banc of America Alternative Loan Trust,
Series 06-9, Class B2,
6.250%, due 01/25/37		1,472,843	103,099
Series 06-9, Class B3,
6.250%, due 01/25/37		736,421	40,577
Banc of America Funding Corp.,
Series 05-F, Class CB3,
5.189%, due 09/20/35(1)		4,726,084	169,666
Series 06-R2, Class A2,
6.053%, due 07/28/46(1),(3)		1,000,000	247,100
Series 07-4, Class NB1,
6.099%, due 06/25/37(1)		2,969,114	290,379
Citicorp Mortgage Securities, Inc.,
Series 06-3, Class B1,
5.945%, due 06/25/36(1)		549,747	219,899
Citigroup Mortgage Loan Trust, Inc.,
Series 05-7, Class 1B3,
5.675%, due 10/25/35(1)		3,094,893	618,979
Series 06-AR6, Class 1B2,
6.060%, due 08/25/36(1)		4,235,507	931,812
Countrywide Alternative Loan Trust,
Series 06-26CB, Class M1,
6.500%, due 09/25/36		1,228,214	109,188
Series 05-J2, Class 2A1,
7.500%, due 12/25/34		188,101	142,075
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 06-16, Class B2,
6.253%, due 11/25/36(1)		1,723,688	205,981
Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10	EUR	1,400,000	2,077,545
Federal National Mortgage Association Pool,
#816594, 4.922%, due 02/01/35(1)		$1,241,875	1,252,092
Harborview Mortgage Loan Trust,
Series 05-3, Class 2A1A,
2.706%, due 06/19/35(1)		248,998	150,900
IndyMac INDA Mortgage Loan Trust,
Series 07-AR1, Class B1
5.817%, due 03/25/37(1)		448,296	156,904
IndyMac INDX Mortgage Loan Trust,
Series 06-AR25, Class B1,
6.246%, due 09/25/36(1)		1,838,832	138,839
Series 06-AR19, Class 1B2,
6.363%, due 08/25/36(1)		1,243,180	51,406
JPMorgan Alternative Loan Trust,
Series 06-A5, Class 2A6,
5.800%, due 10/25/36(1)		6,492,000	3,807,133
Residential Accredit Loans, Inc.,
Series 05-QA10, Class M3,
5.619%, due 09/25/35(1)		670,099	41,451
Series 06-QS5, Class M1,
6.000%, due 05/25/36		1,265,705	237,562

Strategic Global Income Fund, Inc.
Portfolio of investments — August 31, 2008 (unaudited)

	Face
	amount		Value

Residential Funding Mortgage Securities I,
Series 06-S6, Class M1,
6.000%, due 07/25/36		$983,281	$442,476
Structured Adjustable Rate Mortgage Loan Trust,
Series 06-2, Class B3I,
5.706%, due 03/25/36(1)		2,983,753	99,833
Series 06-8, Class 4A3,
5.727%, due 09/25/36(1)		1,500,000	958,527
Series 07-1, Class B2II
6.290%, due 02/25/37(1)		1,457,882	134,436
Series 06-8, Class B3I,
6.305%, due 09/25/36(1)		2,244,757	156,235
WaMu Mortgage Pass Through Certificates,
Series 06-AR18, Class LB3,
5.383%, due 01/25/37(1)		1,175,215	78,951
Series 07-HY1, Class LB2,
5.797%, due 02/25/37(1)		1,997,556	222,528
Series 07-HY7, Class LB1,
5.853%, due 07/25/37(1)		2,495,741	657,245
Series 06-AR10, Class LB1,
5.991%, due 09/25/36(1)		998,915	252,026
Series 06-AR12, Class LB1,
5.991%, due 10/25/36(1)		997,948	527,660
Wells Fargo Alternative Loan Trust,
Series 07-PA1, Class B1,
6.250%, due 03/25/37		1,482,917	255,059
Wells Fargo Mortgage Backed Securities Trust,
Series 06-18, Class B1,
6.000%, due 12/26/36		3,946,098	1,575,513
Series 06-AR12, Class 2B1,
6.099%, due 09/25/36(1)		498,200	124,550

Total mortgage & agency debt securities
(cost — $18,839,469)			16,477,626

Stripped mortgage-backed securities — 0.00%(6)
Federal Home Loan Mortgage Corp.,
REMIC, Series 3033, Class OI, IO,
5.500%, due 10/15/22
(cost — $2,143)		129,517	606

US government obligations — 4.09%
US Treasury Bonds,
4.750%, due 02/15/37		2,375,000	2,495,978
8.125%, due 08/15/19		2,500,000	3,383,790
US Treasury Notes,
3.500%, due 05/31/13		1,885,000	1,922,259
4.125%, due 05/15/15		435,000	457,361

Total US government obligations
(cost — $8,128,391)			8,259,388

Total US bonds
(cost — $51,180,049)			44,558,445

International bonds — 55.38%
International corporate bonds — 15.02%
Germany — 0.73%
DEPFA Deutsche Pfandbriefbank AG,
5.500%, due 01/15/10	EUR	1,000,000	1,482,437

Ireland — 0.33%
GE Capital European Funding,
4.625%, due 08/23/10	EUR	460,000	665,551

Italy — 0.32%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10	EUR	440,000	652,064

Malaysia — 7.91%
Johor Corp.,
1.000%, due 07/31/09(5)	MYR	6,600,000	2,401,945
1.000%, due 07/31/12(5)		38,240,000	13,578,665

			15,980,610

Netherlands — 1.11%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	659,776
Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,589,284

			2,249,060

Strategic Global Income Fund, Inc.
Portfolio of investments — August 31, 2008 (unaudited)

	Face
	amount		Value

Russia — 3.00%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	$4,525,557
Russian Agricultural Bank OJSC, Credit-Linked Note,
7.798%, due 02/16/11(3)		39,300,000	1,540,182

			6,065,739

United Kingdom — 1.61%
AstraZeneca PLC,
5.400%, due 09/15/12		$1,500,000	1,549,122
SABMiller PLC,
6.500%, due 07/01/16(3)		1,000,000	1,015,540
Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	685,127

			3,249,789

Total international corporate bonds
(cost — $31,629,275)			30,345,250

Foreign government bonds — 38.42%
Argentina — 8.08%
Argentina Government International Bond,
1.318%, due 12/15/35(1)		$17,250,000	1,707,750
Argentina Prestamos Garantizadad,
4.000%, due 05/15/09(1)	ARS	1,960,124	1,826,724
5.286%, due 06/09/09(1)		2,000,000	575,661
Republic of Argentina,
3.127%, due 08/03/12(1)		$19,170,000	7,629,660
7.000%, due 03/28/11		210,000	182,910
7.000%, due 09/12/13		4,500,000	3,370,500
11.750%, due 04/07/09(7)		4,000,000	1,040,000

			16,333,205

Brazil — 1.18%
Republic of Brazil, Credit-Linked Note,
6.000%, due 05/17/45(1),(3)	BRL	2,530,000	2,381,460

Dominican Republic — 1.55%
Republic of Dominica,
9.000%, due 03/31/10	DOP	120,000,000	3,130,435

El Salvador — 1.07%
Republic of El Salvador,
7.750%, due 01/24/23		$2,040,000	2,167,500

France — 2.23%
French Treasury Note,
3.500%, due 07/12/09	EUR	1,870,000	2,722,287
Government of France,
4.000%, due 04/25/55		1,390,000	1,784,687

			4,506,974

Germany — 6.06%
Bundesschatzanweisungen,
3.750%, due 12/12/08	EUR	775,000	1,134,656
Deutsche Bundesrepublik,
4.000%, due 01/04/37		690,000	920,168
6.250%, due 01/04/24		360,000	626,562
Deutsche Bundesrepublik Inflation Linked,
1.500%, due 04/15/16		4,516,638	6,385,936
Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	942,566
5.000%, due 07/04/11		1,500,000	2,231,944

			12,241,832

Hungary — 0.92%
Republic of Hungary,
7.000%, due 06/24/09	HUF	306,000,000	1,867,886

Indonesia — 0.87%
Republic of Indonesia,
9.500%, due 07/15/23	IDR	20,000,000,000	1,755,290

Italy — 9.11%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	2,380,000	2,926,607
4.250%, due 08/01/13		5,500,000	7,975,096
4.500%, due 05/01/09		1,450,000	2,127,775
5.000%, due 08/01/34		2,190,000	3,182,350
6.500%, due 11/01/27		1,275,000	2,203,567

			18,415,395

Strategic Global Income Fund, Inc.
Portfolio of investments — August 31, 2008 (unaudited)

	Face
	amount		Value

Russia — 0.80%
Russian Federation,
7.500%, due 03/31/30(2),(3)		$410,215	$456,877
7.500%, due 03/31/30(2)		1,034,250	1,151,896

			1,608,773

Spain — 4.47%
Government of Spain,
5.150%, due 07/30/09	EUR	2,740,000	4,044,438
5.750%, due 07/30/32		2,160,000	3,562,682
6.150%, due 01/31/13		900,000	1,417,364

			9,024,484

Turkey — 2.08%
Republic of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	2,416,512
Republic of Turkey, Credit-Linked Note,
15.000%, due 02/11/10(3)		$1,800,000	1,775,628

			4,192,140

Total foreign government bonds
(cost — $77,769,182)			77,625,374

Sovereign/supranational bonds — 1.94%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,422,266
5.625%, due 10/15/10		1,000,000	1,500,049

Total sovereign/supranational bonds
(cost — $3,849,131)			3,922,315

Total international bonds
(cost — $113,247,588)			111,892,939

Total bonds
(cost — $164,427,637)			156,451,384

	Face
	amount

Short-term investments — 17.89%
Foreign government bonds — 3.58%
Egypt — 3.58%
Egypt Treasury Bill,
5.585%, 11/25/08(8)
(cost — $7,220,387)	EGP	40,000,000	7,234,977

	Shares

Other — 14.31%
UBS Supplementary Trust — U.S. Cash Management Prime Fund,
2.469%(9),(10)
(cost — $28,915,246)		28,915,246	28,915,246

Total short-term investments
(cost — $36,135,633)			36,150,223

	Number of
	contracts

Options purchased — 0.02%
Call options
30 Day Federal Fund Futures, strike @ USD 98.25, expires December 2008*		120	3,750
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*		181	29,873

			33,623

Put option
30 Day Federal Fund Futures, strike @ USD 97.25, expires December 2008*		120	1,250

Total options purchased
(cost — $123,642)			34,873

Total investments(11),(12) — 95.35%
(cost — $200,686,912)			192,636,480
Cash and other assets, less liabilities — 4.65%			9,404,593

Net assets — 100.00%			$202,041,073

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $200,686,912; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,904,948
Gross unrealized depreciation	(17,955,380)

Net unrealized depreciation	$(8,050,432)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of August 31, 2008.
(2)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of August 31, 2008. Maturity date disclosed is the ultimate maturity date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the value of these securities amounted to $8,682,263 or 4.30% of net assets.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Security is illiquid. These securities amounted to $16,182,871 or 8.01% of net assets.
(6)	Amount represents less than 0.005%.
(7)	Bond interest in default.
(8)	The rate shown is the effective yield at the date of purchase.
(9)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income earned
		Purchases	Sales		from affiliate
		during the nine	during the nine		for the nine
	Value	months ended	months ended	Value	months ended
Security description	11/30/07	08/31/08	08/31/08	08/31/08	08/31/08

UBS Supplementary Trust — U.S. Cash
Management Prime Fund	$23,377,429	$67,408,423	$61,870,606	$28,915,246	$646,500

(10)	The rate shown is the yield at August 31, 2008.
(11)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant obeservable inputs, including but not limited to, quoted prices for simlar securities, interest rates, prepayment speeds and credit risks.
Level 3 - Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s assets:

	Measurements at 08/31/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total

Assets
Securities	$0	$176,418,736	$16,182,871	$192,601,607
Derivatives	465,712	8,779,428	0	9,245,140

Total	$465,712	$185,198,164	$16,182,871	$201,846,747

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	(547,416)	(7,954,564)	0	(8,501,980)

Total	($547,416)	($7,954,564)	$0	($8,501,980)

The following is a rollforward of the Fund’s assets that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Securities	Derivatives	Total

Assets
Beginning balance	$15,518,620	$0	$15,518,620
Total gains or losses (realized/unrealized) included in earnings	461,990	0	461,990
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	202,261	0	202,261

Ending balance	$16,182,871	$0	$16,182,871

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 08/31/08.	($120,031)	$0	($120,031)

(12)	The table below details the Fund’s transaction activity in an affiliated issuer for the nine months ended August 31, 2008. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income earned
		Purchases	Sales		from affiliate
		during the nine	during the nine		for the nine
	Value	months ended	months ended	Value	months ended
Security description	11/30/07	08/31/08	08/31/08	08/31/08	08/31/08

UBS Private Money Market Fund LLC	$364,670	$45,517	$410,187	$0	$612

IO	Interest only - This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
GMAC	General Motors Acceptance Corp.
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
RUB	Russian Ruble
TRY	New Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of August 31, 2008:

					Unrealized
	Contracts to	In		Maturity	appreciation/
	deliver	exchange for		dates	(depreciation)

Australian Dollar	3,310,000	NZD	4,144,517	12/01/08	$51,128
Australian Dollar	13,360,000	USD	12,483,584	12/01/08	1,131,681
Brazilian Real	4,000,000	USD	2,390,914	12/04/08	(4,127)
Canadian Dollar	17,430,000	USD	17,663,154	12/01/08	1,261,432
Czech Koruna	28,500,000	EUR	1,170,642	12/04/08	26,061
Euro	5,147,733	AUD	8,745,000	12/01/08	(86,272)
Euro	20,155,000	USD	31,425,172	12/01/08	1,994,371
Great Britain Pound	10,610,000	USD	20,668,280	12/01/08	1,451,731
Japanese Yen	456,100,000	USD	4,155,998	12/01/08	(56,374)
Mexian Peso	22,680,000	USD	2,242,325	12/01/08	66,039
New Zealand Dollar	15,635,000	USD	11,940,450	12/01/08	1,137,603
Saudi Arabian Riyal	15,490,000	USD	4,133,422	12/16/08	7,263
Singapore Dollar	6,525,000	USD	4,779,169	12/01/08	157,126
South African Rand	31,660,000	USD	4,263,399	12/01/08	243,059
Swiss Franc	13,860,000	USD	13,062,137	12/01/08	465,114
Ukrainian Hryvnia	2,070,000	USD	366,372	05/18/09	(41,624)
United States Dollar	4,197,948	ARS	15,323,500	11/16/09	140,680
United States Dollar	7,285,453	AUD	7,925,000	12/01/08	(551,633)
United States Dollar	21,025,350	CAD	21,755,000	12/01/08	(553,781)
United States Dollar	13,486,098	CHF	13,860,000	12/01/08	(889,075)
United States Dollar	29,136,319	GBP	14,975,000	12/01/08	(2,013,998)
United States Dollar	29,888,454	JPY	3,054,600,000	12/01/08	(1,677,292)
United States Dollar	2,132,401	MXN	22,680,000	12/01/08	43,886
United States Dollar	8,246,375	NZD	11,490,483	12/01/08	(307,141)
United States Dollar	4,141,600	SAR	15,490,000	12/16/08	(15,441)
United States Dollar	14,771,244	SEK	88,270,000	12/01/08	(1,160,979)
United States Dollar	4,836,407	SGD	6,525,000	12/01/08	(214,364)
United States Dollar	372,973	UAH	2,070,000	05/18/09	35,022
United States Dollar	3,911,220	ZAR	31,660,000	12/01/08	109,119

Net unrealized appreciation on forward foreign currency contracts					$749,214

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SAR	Saudia Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of August 31, 2008:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
5 Year US Treasury Notes, 25 contracts	September 2008	2,721,329	2,811,328	$89,999
10 Year US Treasury Notes, 195 contracts	December 2008	22,487,767	22,522,500	34,733
US Short Bond, 42 contracts	September 2008	4,749,565	4,963,875	214,310

US treasury futures sell contracts:
2 Year US Treasury Notes, 269 contracts	December 2008	(57,063,343)	(57,103,657)	(40,314)
5 Year US Treasury Notes, 25 contracts	September 2008	(2,716,905)	(2,811,328)	(94,423)
5 Year US Treasury Notes, 106 contracts	December 2008	(11,843,679)	(11,865,375)	(21,696)
US Long Bond, 42 contracts	September 2008	(4,706,559)	(4,963,875)	(257,316)

Net unrealized depreciation on futures contracts				$(74,707)

The segregated aggregate cash collateral delivered to the broker to cover margin requirements for the open futures positions at August 31, 2008 was $844,798.

Options written
Strategic Global Income Fund, Inc. had the following open options written as of August 31, 2008:

	Expiration	Premiums
	dates	received	Value

Call options written
90 Day Euro-Dollar Futures, 205 contracts, strike @ USD 96.75	June 2008	$202,383	$247,281

Put options written
90 Day Euro-Dollar Futures, 205 contracts, strike @ USD 96.75	June 2008	290,670	164,000

		$493,053	$411,281

Currency type abbreviation:
USD United States Dollar

Industry diversification
As a percentage of net assets
As of August 31, 2008 (unaudited)

Bonds
US bonds
US corporate bonds
Commercial banks	1.04%
Consumer finance	1.34
Diversified financial services	2.49
Diversified telecommunication services	0.50
Household durables	0.90
Thrifts & mortgage finance	0.65

Total US corporate bonds	6.92
Asset-backed securities	2.04
Commercial mortgage-backed securities	0.85
Mortgage & agency debt securities	8.16
Stripped mortgage-backed security	0.00 (1)
US government obligations	4.09

Total US bonds	22.06

International bonds
International corporate bonds
Beverages	0.50
Commercial banks	3.44
Diversified financial services	2.19
Electric utilities	0.33
Pharmaceuticals	0.77
Real estate investment trusts (REITs)	6.72
Thrifts & mortgage finance	0.73
Wireless telecommunication services	0.34

Total international corporate bonds	15.02
Foreign government bonds	38.42
Sovereign/supranational bonds	1.94

Total international bonds	55.38

Total bonds	77.44
Short-term investments	17.89
Options purchased	0.02

Total investments	95.35
Cash and other assets, less liabilities	4.65

Net assets	100.00%

(1) Amount represents less than 0.005%.

1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At August 31, 2008, the Fund had outstanding interest rate swap agreements with the following terms:

						Payments
			Termination	Payments made		received by the
Counterparty	Notional amount		dates	by the Fund		Fund		Value

Deutsche Bank AG	USD	3,400,000	09/15/10	—	(1)	3.6000	%(2)	$16,190
Goldman Sachs International	USD	6,400,000	03/17/10	2.8125	%(3)	2.6212	(2)	(12,533)
Goldman Sachs International	USD	3,400,000	09/15/10	—	(1)	3.6000	(2)	16,190
JPMorgan Chase Bank	AUD	85,500,000	08/24/11	6.2108	(4)	6.7500	(2)	318,024
JPMorgan Chase Bank	AUD	22,500,000	08/24/19	6.5700	(2)	—	(5)	(66,466)
Merrill Lynch	USD	62,800,000	03/15/10	2.7875	(3)	3.1926	(2)	76,708
Merrill Lynch	USD	13,700,000	08/31/12	2.7875	(3)	3.3652	(2)	(260,968)
Merrill Lynch	USD	17,800,000	02/15/15	4.1943	(2)	—	(1)	(7,054)
Merrill Lynch	USD	7,900,000	05/15/16	4.1717	(2)	—	(1)	31,001

								$111,092

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of August 31, 2008.
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Rate based on 3 month BBSW.
(5)	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of August 31, 2008.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
USD	United States Dollar

At August 31, 2008, the fund had an outstanding credit default swap agreement with the following terms:

					Payments
			Termination	Payments made	received by the
Counterparty	Notional amount		date	by the Fund	Fund		Value

Credit Suisse	USD	4,000,000	05/20/12	— (1)	3.3000	%(2)	$(35,442)

(1)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(2)	Payments are based on the notional amount.

Currency type abbreviation:
USD	United States Dollar

2) Option writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the nine months ended August 31, 2008 for the Fund was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2007	204	$200,999
Options written	2,047	1,010,001
Options terminated in closing purchase transactions	(1,075)	(543,872)
Options expired prior to exercise	(766)	(174,075)

Options outstanding at August 31, 2008	410	$493,053

3) Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the nine months ended August 31, 2008, UBS Securities LLC earned $189 in compensation as the Fund’s lending agent. At August 31, 2008, the Fund did not have any securities on loan; and the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s semi-annual report to shareholders dated May 31, 2008.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 30, 2008